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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 10, 2005

                               CERTRON CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)



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                           (Former Name of Registrant)

                                   California
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                 (State or Other Jurisdiction of Incorporation)

         0-9081                                            95-2461404
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(Commission File Number)                       (IRS Employer Identification No.)

        401 Rosemont Avenue
          Frederick, MD                                      21701
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(Address of Principal Executive Offices)                   (Zip Code)

                                 (301) 644-3901
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              (Registrant's Telephone Number, Including Area Code)

           1545 Sawtelle Blvd. Suite 12 Los Angeles, California 90025
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS

    Item 1.01. Entry into a Material Definitive Agreement.
    Item 5.02. Departure of Directors or Principal Executive Officers; Election of Directors; Appointment of Principal Officers Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in fiscal year Item 7.01 Regulation FD Disclosure Item 8.01 Other Events.
    Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit  2.01
Exhibit  2.02
Exhibit 99.1

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 10, 2005, (the "Closing Date") Registrant closed on an Agreement and Plan of Merger (the "Agreement") among Registrant, Certron Acquisition Corp., a Maryland corporation and a wholly-owned subsidiary of Registrant ("Acquisition Sub"), and Cybrdi, Inc., a Maryland corporation, relating to the acquisition by Registrant of all of the issued and outstanding capital stock of Cybrdi, Inc. in exchange for shares of common stock of Certron that will aggregate approximately 93.8% of the issued and outstanding common stock of Registrant. Pursuant to the terms of the Agreement, at the Closing Date (a) Acquisition Sub has been merged with and into Cybrdi, Inc., with Cybrdi, Inc. being the surviving corporation,
(b) the common stock of Cybrdi has been cancelled and converted into the right to receive shares of the common stock of Registrant at an exchange ratio of
1.566641609. This will result in the issuance of up to 47,328,263 shares of the Registrant's common stock , and (c) each share of the common stock of Acquisition Sub has been converted in to and become one share of the common stock of Cybrdi resulting in Cybrdi becoming a wholly-owned subsidiary of Registrant.

The foregoing is a summary of the terms of the Agreement, which summary is qualified in its entirety by the terms of the Agreement which was filed as
Exhibit 10.1 pursuant to the Company's Form 8-k filed with the Securities and Exchange Commission on November 17, 2004 and incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL EXECUTIVE OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

In connection with the Closing of the Agreement with Cybrdi, Yanbiao Bai was appointed to the Company's Board of Directors and nominated its Chief Executive Officer. Concurrently therewith, the then officers existing officers and directors of Certron; Marshall Kass, Michael Kass, Susan Kass and Ivalee Francia each tendered their resignations as officers and/or directors.

ITEM 5.03  AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS;
           CHANGE IN FISCAL YEAR

On February 2, 2005 Registrant filed amended articles of incorporation with the California Secretary of State increasing the number of authorized common shares from 10 million to 150 million no par value common shares. The increase in the number of authorized shares was required to complete the Agreement with Cybrdi.

ITEM 7.01  REGULATION FD DISCLOSURE

On February 14, 2005 the Registrant issued a press release relating to the Closing of the Agreement and Plan of Merger between Certron Corporation, Certron


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Acquisition Corporation and Cybrdi, Inc. and the filing of Articles of Merger with the Secretary of State of Maryland. A copy of the press release is being furnished by being attached hereto as Exhibit 99.1.

The foregoing statements are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from these forward-looking statements. Factors which could cause actual results to differ include the failure to consummate the merger transaction

The information in this item 7.01 of this Current Report (a) is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section and
(b) shall not be incorporated by reference into any registration statement or other document filed with the Commission.

ITEM  8.01  OTHER EVENTS

See Disclosure under Item 7.01 regarding Registrant's press release. A press release with respect to the execution of the Agreement.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

         (a)
                  Financial Statements of Businesses Acquired.

         No financial statements are filed herewith. The Company will file all required financial statements by amendment hereto not later than 60 days after the date that this Current Report on Form 8-K must be filed.

         (b)
                  Pro forma financial information.

         No pro forma financial statements are filed herewith. The Company will file all required pro forma financial statements by amendment hereto not later than 60 days after the date that this Current Report on Form 8-K must be filed.


Exhibits

2.01     Certificate of Amendment to the Articles of Incorporation

2.02     Articles of Merger

99.1     Press Release dated February 14, 2004

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February  14,  2005

                                          CERTRON CORPORATION

                                          By:  /s/Yanbiao Bai
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                                               Yanbiao Bai
                                               Chief Executive Officer

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